UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 3, 2005

                         VOLT INFORMATION SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          New York                      1-9232              13-5658129
----------------------------         ------------       -------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
      of Incorporation)              File Number)       Identification No.)


560 Lexington Avenue, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.
           ----------------------------------

(c) On March 3, 2005, the Board of Directors of Volt Information Sciences, Inc. (the "Company") appointed Steven A. Shaw as the Company's Executive Vice President and Chief Operating Officer to serve until the next annual meeting of the Board of Directors of the Company and until the election of his successor. Mr. Shaw, who is 45 years old, has been a Senior Vice President of the Company since November 2000 and a Vice President of the Company since April 1997. He has been employed by the Company in various capacities since November 1995. He has served as a director of the Company since August 1998.

         Steven A. Shaw is the nephew of William Shaw, President, Chairman of the Board and Chief Executive Officer of the Company, and the son of Jerome Shaw, Executive Vice President and Secretary of the Company.



Item 5.03. Amendments  to Articles of Incorporation or Bylaws; Change  in Fiscal
           Year.
           -----

(a) On March 3, 2005, the Board Directors of the Company amended its Bylaws, effective the same day, as follows:

         Section 4.1 was amended to clarify that the Company may have Vice Presidents of different designations; and

         Section 4.3 was amended to clarify that the Board of Directors may appoint any other officers of the Company.

         The Company's Bylaws, as amended through March 3, 2005, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.



Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

     (c)  Exhibits:

          3.2 Bylaws of Volt Information Sciences, Inc., as amended through March 3, 2005.








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                               S I G N A T U R E S
                               -------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VOLT INFORMATION SCIENCES, INC.



Date:    March 9, 2005             By:  /s/ James J. Groberg
                                        ---------------------------------------
                                        James J. Groberg, Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number       Description
------       -----------

3.2          Bylaws of Volt Information Sciences, Inc., as amended through March
             3, 2005.